                                                                   EXHIBIT 10.24

             CRESCENT CENTER AT INTERNATIONAL PLAZA OFFICE BUILDING
                                 LEASE AGREEMENT

LEASE DATE:       _____________________, 19___.

LANDLORD:         Crescent Resources, Inc., a South Carolina corporation.

NOTICE     Post Office Box 1003 [zip code 28201-1003] (If delivered by mail)
ADDRESS OF 400 South Tryon Street, Suite 1300 [zip code 28202] (If personally LANDLORD:delivery or overnight service or telegram)
           Charlotte, North Carolina

           Attention:    Robert J. Holmes, Jr.        Telephone: (704) 382-8009
                                                      Facsimile: (704) 382-6385

TENANT:    Outback Steakhouse, Inc., a Florida
           corporation

NOTICE
           -------------------
ADDRESS OF
           -------------------
TENANT:    Prior to occupancy:

           550 North Reo Street, Suite 204
           Tampa, Florida 33609

           Attention:      Bob Merritt             Telephone: (813) 282-1225
                                                   Facsimile: (813) 286-2247

           After occupancy:

           Notices shall be sent to Premises address

           Attention:      Bob Merritt

TENANT'S
CONTACT
PERSON:    Bob Merritt         Telephone: (813) 282-1225
                               Facsimile: (813) 286-2247

BUILDING: Six (6) story office building known as Crescent Center At
          International Plaza located on the Land at the Northwest corner of the intersection of North Westshore and Spruce Boulevard, Tampa, Florida

LAND: That certain tract or parcel of land located in Tampa, Florida, and described on Exhibit A attached hereto and incorporated herein by reference.

PREMISES:      Suite 500 in the Building, as more particularly described on
               Exhibit B-1 attached hereto and incorporated herein by reference.

PREMISES NET
RENTABLE
AREA: Approximately 66,860 square feet located on the fifth (5th) floor of the Building.

BUILDING NET
RENTABLE
AREA:          389,000 square feet.

LEASE TERM:    Ten (10) years and six (6) months, beginning on the Commencement
               Date. Provided, however, if the Commencement Date is any day other than the first day of a calendar month, the Lease Term shall be extended automatically until midnight on the last day of the calendar month in which the Lease Term otherwise would expire.

COMMENCEMENT
DATE:      August 27, 1999

BASE RENTAL:                                            Annual Rate
                                                        Per Square Foot
                                                        Of Premises
                  Lease Term                            Net Rentable Area
                  -------------------------------------------------------
                  Months 1-6                                    $0.00
                  Months 7-30                                  $22.00
                  Months 31-42                                 $22.50
                  Months 43-54                                 $23.00
                  Months 55-66                                 $23.50
                  Months 67-78                                 $24.00
                  Months 79-90                                 $24.50
                  Months 91-102                                $25.00
                  Months 103-114                               $25.50
                  Months 115-126                               $26.00


ADJUSTMENT
DATE:         [Intentionally deleted]

BASIC COSTS
EXPENSE STOP: The Basic Costs (excluding ad valorem real estate taxes) paid or incurred by Landlord during the calendar year 2000, grossed up to reflect occupancy of 95% of the

         Building Net Rentable Area or Four and 75/100 Dollars ($4.75) multiplied by the Building Net Rentable Area; whichever is greater.


PREMISES ELECTRICAL
EXPENSE STOP: Seventy cents ($.70) multiplied by the Building Net Rentable Area.

REAL ESTATE TAX
EXPENSE STOP: Two and 25/100 Dollars ($2.25) multiplied by the Building Net
          Rentable Area.

ADVANCE
BASE RENTAL
PAYMENT:      One Hundred Thirty-Thousand Eight Hundred Fifty and 59/100 Dollars
     ($130,850.59), which includes sales tax, for the seventh month of the Lease Term.

SECURITY
DEPOSIT:       [Intentionally Deleted].


TENANT
IMPROVEMENTS
ALLOWANCE:      Twenty-Three and 50/100 Dollars ($23.50) per square foot of
     Premises Net Rentable Area.

BROKER:         CLW Realty Group, Inc.

The foregoing summary (the "Lease Summary") is hereby incorporated into and made a part of the Lease Agreement. In the event, however, of a conflict between the terms of the Lease Summary and the terms of the Lease Agreement, the latter shall control.

Initial:            (For Landlord)
        ------------
                       Initial:            (For Tenant)
                               -----------

                                TABLE OF CONTENTS



PARAGRAPH                  DESCRIPTION
---------                  -----------


     .                     Definitions

     .                     Lease Grant

     .                     Lease Term

     .                     Use

     .                     Base Rental

     .                     Adjustments to Base Rental

     .                     Adjustments for Increase in Basic Costs

     .                     Services to Be Furnished by Landlord

     .                     Construction of Improvements

     .                     Maintenance and Repair by Landlord

     .                     Maintenance and Repair by Tenant

     .                     Alterations by Tenant

     .                     Use of Electrical Services by Tenant

     .                     Graphics and Signage

     .                     Parking

     .                     Compliance with Laws

     .                     Building Rules

     .                     Entry by Landlord

     .                     Assignment and Subletting

     .                     Liens


     .                     Property Insurance

     .                     Liability Insurance

     .                     Indemnities

     .                     Waiver and Waiver of Subrogation Rights

     .                     Casualty Damage

     .                     Condemnation

     .                     Damages from Certain Causes

     .                     Events of Default/Remedies

     .                     Security Deposit

     .                     Peaceful Enjoyment

     .                     Holding Over

     .                     Subordination to Mortgage

     .                     Estoppel Certificate

     .                     Attorneys' Fees

     .                     No Implied Waiver

     .                     Personal Liability

     .                     Notices

     .                     Severability

     .                     Recordation

     .                     Governing Law

     .                     Force Majeure

     .                     Time of Performance
     .                     Transfers by Landlord

     .                     Commissions

     .                     Effect of Delivery of this Lease

     .                     Real Estate Investment Trust

     .                     Hazardous Materials

     .                     Landlord's Right of Relocation

     .                     Evidence of Authority

     .                     Survival of Obligations

     .                     Confidentiality

     .                     Contractual Landlord's Lien

     .                     Rent a Separate Covenant

     .                     Radon

     .                     Miscellaneous Provisions

     .                     Special Stipulations

     .                     Waiver of Jury Trial


EXHIBITS
--------

     A                     Description of Land
     B                     Designation of Premises
     C                     Construction of Improvements
     D                     Cleaning and Janitorial Services
     E                     Rules and Regulations
     F                     Special Stipulations
     G                     Commencement Date Stipulation
                               HReo Street Hold Over Provision

                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT (this "Lease") is made and entered into on the date and between the Landlord and Tenant identified in the Lease Summary.


                                   WITNESSETH:


         .        Definitions.

Capitalized terms appearing in this Lease, unless defined elsewhere in this Lease or in the Lease Summary, shall have these definitions:

         () "Additional Rent" shall mean all sums of money in addition to Base Rental which shall become due from Tenant under this Lease, including, without limitation, Tenant's Proportionate Share of Basic Costs in excess of the Basic Costs Expense Stop, as set forth in Paragraph 7 herein.

         () "Adjustment Date" shall have the meaning set forth in the Lease Summary.

         () "Advance Base Rental Payment" shall have the meaning set forth in the Lease Summary.

         () "Base Rental" during the Lease Term shall be the amount so designated in the Lease Summary, as same may be adjusted pursuant to the terms of this Lease, together with all taxes (excise, sales, use or other) levied or assessed by any governmental entity on Basic Rent, Additional Rent or any other sums payable by Tenant under this Lease.

         () "Basic Costs" shall mean and include: all expenses relating to the Building and the Building Exterior Common Areas, including all costs of operation, maintenance and management thereof and assessments for public betterments or improvements or charged by any owner's association, ad valorem real estate taxes and any other tax on real estate as such, ad valorem taxes on furniture, fixtures, equipment or other property used in connection with the operation, maintenance or management of the Building and the Building Exterior Common Areas and the costs, including, without limitation, of legal and consulting fees of contesting or attempting to reduce any of the aforesaid taxes, reasonable amortization of capital improvements which are required by applicable law that come into effect after the Commencement Date or which will improve the efficiency of operating, managing or maintaining the Building or which will reduce Landlord's operating expenses or the rate of increase thereof, the cost of labor, materials, repairs, insurance, utilities and services and such other expenses with respect to the operation, maintenance and management of the Building and the Building Exterior Common Areas, all of which expenses shall be incurred or paid by or on behalf of Landlord or are properly chargeable to Landlord's operating expenses in accordance with generally accepted accounting principles as applied to the operation, maintenance and management of a first class office building.

         Notwithstanding the foregoing, it is agreed that the Basic Costs shall not include: any leasing or marketing or brokerage costs, fees, or commissions; any cost of upfitting space for occupancy by tenants; any amortization of principal or interest on account of any indebtedness; any legal expenses arising out of any misconduct or negligence of Landlord or any person for which Landlord is responsible or arising out of dealings between any principals constituting Landlord or arising out of any leasing, sale or financing of the Building or the Land or any part of either of them; or, except as expressly permitted above, any amortization or depreciation.

         () "Basic Costs Expense Stop" shall be the amount so designated in the Lease Summary.

         () "Broker" shall be the party or parties so designated in the Lease Summary.

         () "Building" shall have the meaning set forth in the Lease Summary.

         () "Building Exterior Common Areas" shall mean the exterior of the Building and all of the improvements and real property on the Land, including, without limitation, all parking areas, enclosed or otherwise, and all streets, sidewalks, signs, drainage and detention ponds and landscaped areas located on or within the Land.

         () "Building Net Rentable Area" shall have the meaning set forth in the Lease Summary.

         () "Building Shell Improvements" shall mean the Building improvements constructed or to be constructed by Landlord, at Landlord's sole cost and expense and without applying any of the Tenant Improvements Allowance. The Building Shell Improvements are more particularly described in Exhibit C attached hereto and incorporated herein by reference.

         () "Commencement Date" shall mean that date set forth in the Lease Summary, as same may be adjusted pursuant to the provisions of Paragraph 3 herein.

         () "Common Areas" shall mean those areas within the Building devoted to corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public, including any columns and/or projections located within said areas.

         () "Force Majeure Matters" is defined in Paragraph 41 herein.

         () "Land" shall mean the real property upon which the Building is situated as more particularly described on Exhibit A hereto.

         () "Lease Term" shall mean the term of this Lease as set forth in the Lease Summary.

         () "Premises" shall have the meaning set forth in the Lease Summary.

         () "Premises Electrical Expense Stop" shall have the meaning set forth in the Lease Summary. The Premises Electrical Expense Stop is the component of the Basic Cost Expense Stop which covers the cost of electricity to be supplied to premises in the Building to be occupied by tenants (including the Premises)
(i) to operate lights and light fixtures; therein, (ii) to operate equipment and fixtures that are connected to electrical outlets therein and (iii) to operate any HVAC system or unit that exclusively serves such tenant premises (or any portion thereof) [the base Building HVAC for a single tenant floor shall not be deemed exclusively serving tenant premises].

         () "Premises Net Rentable Area" shall have the meaning set forth in the Lease Summary. The Premises Net Rentable Area is determined using a common area load factor of 1.09% for a single tenant floor and 1.13% for a multi-tenant floor.

         () "Real Estate Tax Expense Stop" shall have the meaning set forth in the Lease Summary.

         () "Tenant Delay Factors" shall mean delays caused by Tenant or Tenant's agents, employees, contractors, subcontractors or licensees, including, without limitation, change orders to the Tenant Improvements Plans and Specifications.

         () "Tenant Improvements" shall mean the improvements to be constructed and installed in the Premises (beyond the Building Shell Improvements) in accordance with the Tenant Improvements Plans and Specifications, the terms of Paragraph 9 herein and Exhibit C attached hereto.

         () "Tenant Improvements Allowance" shall mean the allowance to be provided by Landlord to Tenant for the design, space planning and construction of the Tenant Improvements. The amount of the Tenant Improvements Allowance is set forth in the Lease Summary.

         () "Tenant Improvements Plans and Specifications" shall mean the plans and Specifications" for the construction of the Tenant Improvements, which plans and specifications shall be prepared pursuant to Exhibit C attached hereto.

         () "Tenant's Proportionate Share" means that fraction, the numerator of which is the Premises Net Rentable Area and the denominator of which is the Building Net Rentable Area.

       . Lease Grant.

         Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, upon and subject to the covenants, agreements, provisions and conditions of this Lease, the Premises located in the Building.

       . Lease Term.

         This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision herein. Subject to delays resulting from Construction Force Majeure Matters (as hereinafter defined) or delays caused by Tenant or Tenant's agents, employees, contractors, subcontractors or licensees, including, without limitation, change orders to the Tenant Improvements Plans and Specifications ("Tenant Delay Factors"), Landlord will do its best efforts to deliver the Premises to Tenant not later than the Commencement Date set forth in the Lease Summary (the "Target Commencement Date"), with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications, as evidenced, if requested by Tenant, by a certificate of substantial completion issued by Landlord's architect or other designated architectural representative. If Landlord for any reason whatsoever cannot deliver possession of the Premises to Tenant (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) not later than the Target Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in that event, Landlord shall act diligently and in good faith to complete the work that is necessary to allow Landlord to deliver the Premises to Tenant as specified above.

         In such case, (a) if Landlord's failure to deliver possession of the Premises to Tenant (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) by the Target Commencement Date is not the result, in whole or in part, of one or more Tenant Delay Factors, the Commencement Date shall be adjusted to be the date when Landlord does in fact deliver possession of the Premises to Tenant as described above and (b) if Landlord's failure to deliver possession of the Premises to Tenant (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) by the Target Commencement Date is the result, in whole or in part, of one or more Tenant Delay Factors, the Commencement Date shall be the later of (i) the Target Commencement Date or
(ii) the date that the Building Exterior Common Areas and the Building Shell Improvements have been substantially completed. Notwithstanding any term or provision herein to the contrary, if, for any reason other than Construction Force Majeure Matters or Tenant Delay Factors, Landlord cannot deliver possession of the Premises (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) to Tenant by November 30, 1999, Tenant shall be entitled to terminate this Lease by so notifying Landlord in writing not later than December 10, 1999. Time is of the essence relative to Tenant's right to terminate this Lease pursuant to this Paragraph 3 and in the event that Tenant fails to deliver the notice of termination by December 10, 1999, Tenant shall have no further right to terminate this Lease.

         If, for any reason other than Construction Force Majeure Matters or Tenant Delay Factors, Landlord cannot deliver possession of the Premises (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) to Tenant by the Commencement Date, Landlord shall be obligated to pay Tenant a penalty equal to One Hundred Fifty Thousand and No/100 Dollars ($150,000.00). Additionally, subject to delays caused by Construction Force Majeure Matters and Tenant Delay Factors, Landlord shall pay a per day penalty of Four Thousand Five Hundred and No/100 Dollars ($4,500.00) for each day after September 3, 1999 that the Landlord cannot deliver possession of the Premises (with the Tenant Improvements substantially competed in accordance with the Tenant Improvements Plans and Specifications). Also, subject to delays caused by Construction Force Majeure Matters and Tenant Delay Factors, Landlord shall pay to Tenant the per day amount of the "Liquidated Damage Amount" (as hereinafter defined) that may be charged by Tenant's current landlord under Tenant's current lease of space at 550 Reo Street, Tampa, Florida (the "Reo Street Lease") for September 1, 1999 and for each day thereafter that Landlord cannot deliver possession of the Premises (with the Tenant Improvements substantially completed in accordance with the Tenant Improvements Plans and Specifications) and, in the event that Tenant's current landlord elects not to assess a claim for the Liquidated Damage Amount and elects to pursue a damage claim as a result of such holding over, the Landlord agrees to indemnify and hold Tenant harmless against a damage award that Tenant's landlord may obtain in connection with any litigation against Tenant as a result of such holding over. Tenant agrees to assign its interest in such litigation to Landlord and agrees that Landlord may retain counsel and defend such action as Landlord may direct. In the event a Construction Force Majeure Matter or Tenant Delay Factor affects Landlord's construction and delivery obligation(s) relative to the Premises under this Lease, the Commencement Date and each date that Landlord is obligated to pay any penalties or damages as provided for in this paragraph shall be extended by the same number of days as the number of days of delay caused by such Construction Force Majeure Matter or Tenant Delay Factor on the critical path of completing such construction and delivery obligation(s). Tenant hereby acknowledges that the term of the Reo Street Lease expires on August 31, 1999 and that the Tenant's current landlord may charge Tenant the market rate rental for such space during any period of hold-over plus the "Liquidated Damage Amount". The "Liquidated Damage Amount" is fifty percent (50%) of the per day market rate rental due under the Reo Street Lease during any hold over period. The hold over provision in the Reo Street Lease is attached hereto as Exhibit H.

         Within five (5) days following Tenant's occupancy of the Premises, Tenant shall execute and deliver to Landlord duplicate originals of a stipulation in the form attached to this Lease as Exhibit G (with the blanks properly completed). Subject to Landlord's approval of the information inserted by Tenant in the blanks, Landlord shall execute the duplicate originals of the stipulation and shall promptly return one (1) fully executed original to Tenant.

         At any time prior to January 1, 1999, Landlord shall be entitled, at Landlord's sole option and by written notice to Tenant, to relocate the Premises to the sixth (6th) floor of the Building, containing approximately 66,135 square feet of Premises Net Rentable Areas., as more particularly described on Exhibit B-2 attached hereto and incorporated herein by reference. Other than a change in the Premises from the fifth (5th) to the sixth (6th) floor, all other terms and conditions of this Lease shall remain the same. If Landlord does not designate the sixth (6th) floor as the Premises, Landlord agrees that either the contiguous fourth (4th) or sixth (6th) floor will be leased by Landlord on a multi-tenant basis and if Landlord designates the sixth (6th) floor as the Premises, the contiguous fifth (5th) floor will be leased by Landlord on a multi-tenant basis. The multi-tenant floor as designated by Landlord as provided above is hereinafter referred to as the "Contiguous Multi-Tenant Floor".

         At any time between January 1, 1999 and January 15, 1999 (the "Notice Period"), Tenant shall be entitled to request an expansion of the Premises by no more than five percent (5%) of the Premises Net Rentable Area on the same terms and conditions as contained in this Lease. The area of expansion shall be on the Contiguous Multi-Tenant Floor of the Building. In the event of such expansion, the Base Rental and Tenant Improvements Allowance shall be adjusted accordingly. Tenant hereby agrees to execute an amendment to this Lease reflecting the above modifications. In the event that Tenant fails to request such expansion prior to the expiration of the Notice Period, Tenant shall have no further right to expand or reduce the size of the Premises.

        . Use.

         The Premises shall be used for office purposes and for no other purposes. Tenant agrees not to use or permit the use of the Premises for any purpose that is illegal or is in violation of any applicable legal, governmental, quasi-governmental or owner association requirement, ordinance or rule, or that, in Landlord's opinion, creates a nuisance, disturbs any other tenant of the Building or injures the reputation of the Building.

         .  Base Rental.

         () Tenant agrees to pay during the Lease Term to Landlord, without any setoff or deduction, except as provided herein, the Base Rental, and all such other sums of money as shall become due hereunder as Additional Rent, all of which are sometimes herein collectively called "rent" or "Rent." Base Rental for each calendar year or portion thereof during the Lease Term, together with any applicable adjustment thereto pursuant to Paragraph 6 herein, shall be due and payable in advance, in twelve (12) equal installments on the first day of each calendar month during the Lease Term; provided, however, (i) Base Rental from the Commencement Date through the sixth (6th) full calendar month of the Lease Term shall be abated by Landlord and (ii) as set forth in the Lease Summary and Paragraph 5(b) herein, Base Rental for the seventh (7th) full calendar month during the Lease Term (i.e., the Advance Base Rental Payment) shall be due and payable upon the full execution of this Lease. Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord's address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the Lease Term commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month or months.

         () Upon the execution of this Lease, Tenant has paid to Landlord the Advance Base Rental Payment as additional security for Tenant's performance of its obligations under this Lease. If Tenant is not then in default under this Lease, Landlord shall apply the Advance Base Rental Payment to the payment of the monthly installment of Base Rental due relative to the seventh (7th) full calendar month during the Lease Term. If Tenant is then in default under this Lease, Landlord may, at its option, apply all or any part of the Advance Base Rental Payment to cure the default. With regard to the first full calendar month during the Lease Term and with regard to any partial calendar month (if any) preceding the first full calendar month during the Lease Term, Tenant shall pay its monthly installment of Base Rental (or the prorate portion thereof) in a timely manner pursuant to Paragraph 5(a) herein.

         .  Adjustments to Base Rental.  [Intentionally deleted].

         .  Adjustments for Increases in Basic Costs.

         With respect to each calendar year or portion thereof during the Lease Term (and any renewal or extension thereof), Tenant shall pay Landlord as Additional Rent, in the manner hereafter provided, Tenant's Proportionate Share of the amount by which Basic Costs (excluding ad valorem real estate taxes) paid or incurred by Landlord during such period (grossed up, if necessary, to reflect occupancy of ninety-five percent (95%) of the Building Net Rentable Area) exceeded the Basic Costs Expense Stop and Tenant's Proportionate Share of the ad valorem real estate taxes that exceeds the Real Estate Tax Expense Stop (collectively, the "Excess Basic Costs"). References in this Paragraph 7 to "Basic Costs" shall be deemed and construed to refer to Basic Costs as grossed up pursuant to the immediately preceding sentence. If Tenant shall be obligated to make payments as aforesaid with regard to any partial calendar year during the Lease Term, the Excess Basic Costs shall be prorated on the basis of the number of days during such calendar year for which Tenant is obligated to make such payments.

         It is acknowledged and agreed that it will not be possible to determine the actual amount of the Excess Basic Costs (if any) for a given calendar year until after the end of such calendar year. Therefore, until Tenant's liability for Tenant's Excess Basic Costs shall have been finally determined for a particular calendar year, Tenant shall make payment on account of Excess Basic Costs as follows:

         () Commencing as of the Commencement Date and continuing throughout the Lease Term (and any renewal or extension thereof), and subject to the limitation expressed above, Landlord shall make a good faith estimate of Basic Costs for such calendar year and Tenant's Proportionate Share thereof (hereinafter "Estimated Basic Costs" and "Tenant's Estimated Excess Basic Costs"), and Tenant shall pay to Landlord, as Additional Rent with each monthly installment of Base Rental, an amount equal to one-twelfth (1/12) of Tenant's Estimated Excess Basic Costs. Such payments for any partial month shall be paid in advance at the daily rate equal to the monthly payment divided by the number of days in the month for which the same is due. On or about January 1 of each calendar year in respect of which Tenant shall be obligated to make payments on account of Excess Basic Costs during the Lease Term (and any renewal or extension thereof), Landlord shall furnish to Tenant a statement for such calendar year of Tenant's Estimated Excess Basic Costs and thereupon, subject to the limitations expressed above, as of such January 1, Tenant shall make payments under this Paragraph 7(a) in accordance with such statement.

         () On or before April 1 in the year following the year in which the Commencement Date occurs and each April 1 thereafter during the Lease Term (and any renewal or extension thereof), Landlord shall furnish Tenant with a statement setting forth the total amount of Excess Basic Costs for the preceding calendar year. If any such statement shall show an overpayment or underpayment of the Excess Basic Costs for the preceding calendar year, any overpayment shall be refunded to Tenant or credited against payments due from Tenant under this Lease, and the full amount of any underpayment shall be paid to Landlord by Tenant not later than the first day of the first calendar month after such statement shall have been delivered to Tenant.

         () In the event Tenant is required to pay Excess Basic Costs pursuant to this Paragraph 7, Tenant shall have the right, at Tenant's expense and no more frequently than once per calendar year, to inspect Landlord's books and records showing Basic Costs of the Building for the calendar year in question; provided, however, Tenant shall not have the right to withhold any payments of Excess Basic Costs due and payable hereunder the amount of which may be in dispute, and Tenant must pay the entire amount due and payable hereunder prior to reviewing Landlord's books and records. In the event Tenant's inspection of Landlord's books and records reveals a verifiable error in Landlord's computation of Excess Basic Costs resulting in an overpayment by Tenant of Excess Basic Costs (after allowing for any adjustment pursuant to Paragraph 7(b) herein), Landlord shall promptly reimburse the amount of such overpayment to Tenant, together with interest thereon from the date of overpayment until the date of reimbursement at a rate per annum equal to one percent (1%) plus the Prime Rate (as defined herein) in effect as of the date of overpayment. As used in this Lease, the "Prime Rate" shall be deemed to be that rate of interest announced by NationsBank, N.A., or any successor thereto, from time to time as its "prime rate," and Landlord and Tenant acknowledge and understand that NationsBank, N.A., lends at rates of interest both above and below the Prime Rate. Landlord's statement setting forth the total amount of Excess Basic Costs furnished to Tenant in accordance with the provisions of this Paragraph 7 shall be deemed to have been approved by Tenant unless protested by Tenant in writing within ninety (90) days after delivery of such statement to Tenant at the Premises.

         Notwithstanding the foregoing provisions of this Paragraph 7, the Excess Costs (excluding taxes, insurance premiums and utilities) for the calendar year 2001 shall not exceed four percent (4%) of the Basic Costs Expense Stop (excluding taxes, insurance premiums and utilities). For each calendar year thereafter, the Excess Costs payable by Tenant (excluding taxes, insurance premiums and utilities) shall not exceed one hundred four percent (104%) of the Excess Costs paid by Tenant (excluding taxes, insurance premiums and utilities) for the previous calendar year.

         . Services to Be Furnished by Landlord.

         Landlord agrees to furnish Tenant the following services:

         () Hot and cold water at those points of supply provided for general use of other tenants in the Building.

         () Except with regard to any HVAC system or unit that exclusively serves the Premises (or any portion thereof) [the base Building HVAC for a single tenant floor shall not be deemed exclusively serving tenant premises], which shall be Tenant's responsibility pursuant to Paragraph 11(b) herein, Landlord shall furnish central heat and air conditioning sufficient for the comfortable occupancy of the Premises. Provided, however, central heating and air conditioning service at times other than for "Normal Business Hours" for the Building (which are 8:00 a.m. to 6:00 p.m. on Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of normal business holidays), shall be furnished only on the written request of Tenant delivered to Landlord on the following schedule:

         () For evenings Monday through Friday - prior to 3:00 p.m. on the day when such service is required;

         () For Saturday afternoon, Saturday evening and Sunday - prior to 3:00 p.m. on Friday; and

         () For normal business holidays - prior to the times set forth above for the last day prior to such holiday.

Tenant shall bear the entire cost (as Additional Rent) of such additional heating and air conditioning used by Tenant at times other than Normal Business Hours, and Tenant shall pay such costs within ten (10) days following demand by Landlord. Any such costs paid by Tenant or any other tenant shall not be included in Basic Costs. The cost to be charged by Landlord to Tenant hereunder for heating and air conditioning service used by Tenant during times other than Normal Business Hours shall be $30.00 per hour, per floor, subject to reasonable increases in such hourly rate from time to time during the Lease Term to reimburse Landlord for increases in the cost to Landlord of electricity consumed in providing the heating and air conditioning service.

         If heat-generating machines or equipment shall be used in the Premises by Tenant which affect the temperature otherwise maintained by the Building HVAC system verified by a certified mechanical contractor in writing and upon thirty
(30) days prior written notice to Tenant to allow for time by Tenant to mitigate the affect of such heat-generating machines, Landlord shall have the right (at Landlord's option) to install (or to require Tenant to install) one or more HVAC systems or units that exclusively serve the Premises (or the portion thereof where such heat-generating machines or equipment are located). As set forth in Paragraph 11(b) herein, the cost of any such separate HVAC systems or units that exclusively serve the Premises, including the cost of installation and the cost of operation and maintenance thereof, shall be borne by Tenant.

         () Electrical service to serve the Common Areas and the Premises, subject to the terms of Paragraph 13 herein.

         () Routine maintenance and electric lighting service for all Common Areas of the Building in the manner and to the extent deemed by Landlord to be standard.

         () Janitorial service, in accordance with the schedule attached hereto as Exhibit D, Mondays through Fridays, exclusive of normal business holidays; provided, however, if Tenant's floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as Additional Rent upon presentation of a statement therefor by Landlord.

         () All Building standard fluorescent and incandescent light bulb replacement in the Common Areas and all light bulb replacement in the Premises. Provided, however, Tenant shall promptly pay to Landlord, as Additional Rent, costs incurred by Landlord in replacing light bulbs in the Premises (including the cost of purchasing such light bulbs) if and to the extent such replacement cost exceeds the replacement cost for Building standard light bulbs. As used herein, "Building standard light bulbs" shall be deemed to refer to 2' x 4', 3 lamp F40/CW with energy saving ballasts.

         () Tenant, its employees, and its invitees who have been registered with Landlord shall have access to the Premises (including elevator service) by a code or card access system seven (7) days a week, twenty-four (24) hours a day. Tenant shall receive an allotment of codes or cards for all of its employees and for its invitees who are registered with Landlord. Landlord shall bear the cost of each such code or card initially issued, provided Tenant shall pay to Landlord (as Additional Rent, within thirty (30) days after Tenant receives an invoice therefor) the actual costs incurred by Landlord in obtaining and issuing replacement codes or cards for codes or cards previously issued. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary or for damages done by unauthorized persons on the Premises, and Landlord shall not be required to insure against any such losses. Tenant shall cooperate fully with Landlord's efforts to maintain security in the Building during times other than Normal Business Hours and shall follow all regulations promulgated by Landlord with respect thereto.

         The failure by Landlord to any extent to furnish, or the interruption or termination of these defined services in whole or in part, resulting from any Force Majeure Matters or from any other causes shall not (i) render Landlord liable in any respect, (ii) be construed as an eviction of Tenant, (iii) work an abatement of rent, or (iv) relieve Tenant from the obligation to fulfill any covenant or agreement in this Lease. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service resulting therefrom. Amounts payable pursuant to this Paragraph 8 shall be deemed to be Additional Rent due from Tenant to Landlord, and any default in the payment thereof shall entitle Landlord to all remedies provided for herein at law or in equity on account of Tenant's failure to pay Base Rental.

         Notwithstanding the foregoing, in the event that there is a failure of services for which Landlord is responsible to perform which is not the result of Force Majeure Matters and which renders the Premises untenantable for five (5) consecutive days, Tenant shall be entitled to give Landlord written notice of such event. In the event that Landlord fails to cure such failure within five
(5) days from receipt of such written notice, Tenant shall be entitled to cure such failure and bill Landlord for the reasonable out-of-pocket costs of Tenant in effecting such cure.

         .  Construction of Improvements.

         () Subject to Construction Force Majeure Matters and consistent with the terms of Paragraph 3 herein and Exhibit C hereto, Landlord shall pursue diligently and in good faith the completion of the Building Shell Improvements and the Tenant Improvements.

         () The Tenant Improvements Allowance shall be applied by Landlord against the costs of designing, planning and constructing the Tenant Improvements. In the event the costs incurred in connection with the design, planning and construction of the Tenant Improvements exceed the Tenant Improvements Allowance, Tenant shall be responsible for bearing and paying such excess costs (the "Excess Costs") as soon as the final accounting is prepared and submitted by Landlord to Tenant.

The failure to make any such payment of Excess Costs (if any) when due shall constitute a default of Tenant under Paragraph 28(a)(i) herein. In the event the cost to complete the Tenant Improvements is less than the Tenant Improvements Allowance, Landlord will contribute such savings toward the payment of Tenant's actual reasonable moving expenses, including but not limited to actual costs for moving, cabling, telephone switches, furniture and security system.

         () Except as otherwise provided above in this Paragraph 9, all installations and improvements now or hereafter placed on or in the Premises shall be for Tenant's account and at Tenant's cost. Tenant shall also pay ad valorem taxes and increased insurance on or attributable to the Tenant Improvements (to the extent of the cost of the Tenant Improvements is in excess of the Tenant Improvements Allowance), which cost shall be payable by Tenant to Landlord as Additional Rent.

         () At the beginning of the sixth (6th) calendar year of the Lease Term, Landlord will provide Tenant with a refurbishment allowance of Three and No/100 Dollars ($3.00) multiplied by the Premises Net Rentable Area to be used solely by Tenant to paint, recarpet and otherwise improve the Premises with comparable materials as provided in the initial Tenant Improvements. Landlord shall be entitled to request reasonable documentation from Tenant to confirm that the refurbishment allowance is being used for the above purposes prior to disbursing all or a portion of the refurbishment allowance to Tenant.

         . Maintenance and Repair by Landlord.

         Except to the extent any such repairs or replacements are the responsibility of Tenant pursuant to the terms of Paragraph 11 or Paragraph 12 herein or any other provision in this Lease, Landlord shall be responsible for maintaining, repairing and replacing:

         () the roof, foundations, exterior walls, and all structural parts of the Building;

         () all portions of the Premises affected by structural conditions whose source lies outside the Premises;

         () all Common Areas and Building Exterior Common Areas;

         () all utility, sprinkler service, electrical and plumbing lines and HVAC systems outside the Premises but which serve the Premises on a non-exclusive basis; and

         () all utility, sprinkler service, electrical and plumbing lines and HVAC systems within the Premises but which serve other space within the Building.

         Except as expressly provided herein, Landlord shall not be required to make any repairs to the Premises or the Building.

         . Maintenance and Repair by Tenant.

         In addition to any other provisions in this Lease which obligate Tenant to perform maintenance, repair and replacement duties relative to the Premises and/or the Building, Tenant shall be responsible for the following maintenance, repair and replacement responsibilities:

         () Tenant shall, at its expense, keep and maintain the Premises in good order and repair and not commit or allow any waste to be committed on any portion of the Premises; and at the termination of this Lease, Tenant agrees to deliver up the Premises to Landlord in as good of a condition as existed on the Commencement Date, excepting only ordinary wear and tear, acts of God and repairs required to be made by Landlord pursuant to the terms of this Lease.

         () Tenant shall, at its expense, keep and maintain all HVAC systems and units, appliances and equipment that exclusively serve the Premises (or any portion thereof) [the base Building HVAC for a single tenant floor shall not be deemed exclusively serving tenant premises]. In the event the Premises (or any portion thereof) is exclusively served by an HVAC system or unit, Tenant shall contract with a qualified heating and air conditioning service company approved by Landlord for the monthly maintenance and the repair and replacement, as necessary, of such HVAC system or unit. Tenant shall provide Landlord with a copy of any contract required under this Paragraph 11(b) within ten (10) days after the Commencement Date and a copy of any subsequent contracts (or any renewal contracts) within ten (10) days after their execution. The cost of all contracts which Tenant is required to maintain under this Paragraph 11(b) shall be borne by Tenant.

         () Tenant shall, at Tenant's own cost and expense, repair or replace any damage done to the Common Areas, the Building Exterior Common Areas, the Building, or any part thereof (including the Premises), caused by Tenant or Tenant's agents, or employees, and such repairs shall restore the damaged area to as good of a condition as existed prior to such damage and shall be effected in compliance with all applicable laws; provided, however, if, within a reasonable period following written notice from Landlord of the need for such repairs or replacements, Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make the repairs or replacements, and Tenant shall pay the cost thereof to Landlord on demand as Additional Rent.

         . Alterations by Tenant.

         Tenant shall not make or allow to be made any alterations to the Premises or install any vending machines in the Premises, without first obtaining the written consent of Landlord in each such instance. Tenant shall not be obligated to obtain Landlord consent to non-structural alterations that do not exceed a cost of $10,000.00. Any and all alterations to the Premises shall become the property of Landlord upon the termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord may, by written notice to Tenant not later than sixty (60) days prior to termination, require Tenant, upon the expiration or earlier termination of this Lease, to remove any and all fixtures, equipment and other improvements installed in the Premises by Tenant for which Landlord advised Tenant upon installation thereof that they must be removed upon Lease termination. In the event that Landlord so elects and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant's cost, and Tenant shall pay Landlord on demand the cost of restoring any damage to the Premises resulting from such removal, excepting only ordinary wear and tear and acts of God.

         . Use of Electrical Services by Tenant.

         Landlord will install, at Landlord's sole cost and expense, an electrical check meter (a "Check Meter ") for the Premises as part of the Tenant Improvements. It is anticipated that the Check Meter will measure all electricity supplied to the Premises (i) to operate lights and light fixtures therein, (ii) to operate equipment and fixtures that are connected to electrical outlets therein and (iii) to operate any HVAC system or unit that exclusively serves the Premises (or any portion thereof) [the base Building HVAC for a single tenant floor shall not be deemed exclusively serving tenant premises]. As contemplated in Paragraph 8(c) herein, Landlord shall pay the local electrical utility company prior to delinquency for the electricity supplied to the Premises through the Check Meter. Provided, however, in the event the amount paid by Landlord to the local electrical utility company for electricity supplied to the Premises (as measured by the Check Meter) for any given period of time is greater than the allocable portion of the Premises Electrical Expense Stop (allocated to the Premises for the relevant period of time), Landlord may submit an invoice to Tenant periodically for the cost of such excess electricity supplied to the Premises and Tenant shall pay the full invoiced amount (as Additional Rent) to Landlord within ten (10) days after Tenant's receipt of each such invoice. The following formula shall be used to determine the invoice amount for Tenant's excess electrical usage in the Premises:

    Invoice Amount  = Total  Electrical  Costs  Per  Check  Meter  -  [(Tenant's
                    Proportionate Share x Premises Electrical Expense
                    Stop) x (Number of Days in Period a Number of Days in Year)]

For example, presuming (for purposes of this illustration only) that the Premises Net Rentable Area is 10,000 square feet, that the Check Meter indicates $2,000.00 of electricity was supplied to the Premises during a given 90-day period and that the calendar year in which such 90-day period falls contains 365 days, Landlord shall be entitled hereunder to send an invoice to Tenant in the amount of $321.28 for excess electrical usage in the Premises during such 90-day period, computed as follows:

     Invoice Amount          =     $2,000.00 - [.025 x $272,300.00) x (90/365)]
                             =     $2,000.00 -[$6,807.50 x .2466]

                             =     $2,000.00 - $1,628.72
                             =     $321.28

In computing invoices to be sent to Tenant for electricity supplied to the Premises through the Check Meter, Landlord shall use the same billing rate and structure as used by the local electrical utility company. Additionally, with regard to any period of time that Landlord elects to use a Check Meter to bill Tenant for excess electricity supplied to the Premises, Landlord also shall use a Check Meter to bill other tenants in the Building for excess electricity supplied to their respective premises; and in such case, the cost of electricity supplied to the Premises and to other premises in the Building for which Landlord separately bills Tenant and other tenants in the Building (i.e. such electrical costs that exceed the Electrical Expense Stop) shall not be included in Basic Costs hereunder, Landlord shall be entitled to bill Tenant pursuant to this Paragraph 13 for excess electrical usage in the Premises quarterly or annually, as determined by Landlord from time to time during the Lease Term.

         . Graphics and Signage.

         All letters and numerals on doors or other signs on the Premises shall be in the standard form of graphics for the Building, and no others shall be used or permitted without Landlord's prior written consent. Furthermore, Tenant shall not place signs on or in the Premises which are visible from outside the Premises. Tenant's name and suite number shall be included by Landlord on the lobby directory for the Building. Additionally, Landlord will provide Tenant's name in the top position on the Buildings ground monument sign immediately adjacent to the Premises on a non-exclusive basis with other tenants in the Building. The size and style of lettering and location of the monument sign immediately adjacent to the Premises shall be approved by Landlord. The corporate logo of Tenant is deemed approved by Landlord. Tenant acknowledges that the monument sign shall comply design standards applicable to International Plaza and applicable City of Tampa codes, rules and regulations.

         . Parking.

         During the Lease Term, Tenant shall have, without charge, the non-exclusive right to use, in common with Landlord, other tenants of the Building, and their respective guests and invitees, the automobile parking areas, driveways, and footways located on the Land. Notwithstanding the terms and provisions in the immediately preceding sentence, (i) Tenant and Tenant's guests and invitees shall not, at any given time, be entitled to use more than five (5) parking spaces for each 1,000 square feet of Premises Net Rentable Area, and (ii) Landlord shall have the right during the Lease Term to reserve parking spaces on the Land for the exclusive use of other tenants in the Building, provided the reservation of such spaces for the exclusive use of other tenants in the Building does not have the effect of denying Tenant the non-exclusive use of five (5) parking spaces for each 1,000 square feet of Premises Net Rentable Area. As part of the five (5) parking spaces per 1,000 square feet of Premises Net Rentable Area, Landlord will provide Tenant with fifteen (15) covered, reserved parking spaces at no additional cost in an area closest to the Premises as mutually agreed upon by Landlord and Tenant.

         . Compliance with Laws.

         Tenant agrees to comply with all applicable laws, ordinances, rules and regulations of the Association or any governmental entity or agency having jurisdiction over the Premises. Without limiting the generality of the foregoing, in the event the Premises must be modified or any other action relating to the Premises must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith) shall belong to Tenant. If the Common Areas or the Building Exterior Common Areas must be modified or any other action relating to the Common Areas or the Building Exterior Common Areas must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance and if such modification or action is required because of (i) any special or unique use or activity in the Premises or (ii) the performance of any alterations within the Premises, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith) shall belong to Tenant. Except as provided in the immediately preceding sentence, in the event the Common Areas or the Building Exterior Common Areas must be modified or any other action relating to the Common Areas or the Building Exterior Common Areas must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith, subject to the terms and provisions of this Lease relating to the pass-through of Basic Costs) shall belong to Landlord.

         . Building Rules and Regulations.

         Tenant shall comply with the rules and regulations applicable to the Building and the Building Exterior Common Areas (the "Rules and Regulations") adopted and altered by Landlord from time to time and shall cause all of its agents, employees, invitees and visitors to do so; all changes to the Rules and Regulations will be sent by Landlord to Tenant in writing. Landlord shall apply the Rules and Regulations uniformly to all tenants in the Building. The initial Rules and Regulations, which have been reviewed and approved by Tenant, are attached hereto as Exhibit E.

         . Entry by Landlord.

         Tenant agrees to permit Landlord and Landlord's agents and representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the same, to show the Premises to prospective purchasers, mortgagees, tenants or insurers, to install or maintain Check Meters and other devices to determine if Tenant's electrical usage is in excess of design loads and capacities, and to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

         . Assignment and Subletting.

         () Tenant shall not assign this Lease or sublet all or any part of the Premises or make any other transfer of its interest in the whole or any portion thereof, directly or indirectly, at any time during the Lease Term without the prior written consent of Landlord, which such consent shall not be unreasonably withheld. Any attempted assignments, subleases or other transfers by Tenant in violation of the terms and conditions of this Paragraph 19(a) shall be null and void. In the event that Tenant desires at any time to assign this Lease or sublet all or any part of the Premises, Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the assignment or sublease, in writing, (i) a request for permission to assign or sublet setting forth the proposed effective date which shall be no less than thirty days after the sending of such notice; (ii) the name of the proposed subtenant or assignee or other party; (iii) the nature of the business to be carried on in the Premises after the assignment or sublet;
(iv) the terms and provisions of the proposed assignment or sublet; and (v) current financial statements of the proposed subtenant or assignee; and such additional information that Landlord may reasonably request in order to make a reasoned judgment. Notwithstanding the foregoing, Landlord consent shall not be required for an assignment of sublease to a successor of Tenant resulting from a merger, consolidation, sale or acquisition of all of the stock of Tenant, provided that such resulting entity is of equal or better creditworthiness as Tenant and Tenant continues to be primarily liable under the Lease, or a sublease to a wholly-owned affiliate or subsidiary of Tenant and Tenant continues to be primarily liable under the Lease.

         () If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all of the Premises, or any other transfer of its interest(s), Landlord shall have the option (without limiting Landlord's other rights hereunder) of terminating this Lease with respect to the entire Premises subject to the proposed assignment, subletting or transfer upon fifteen (15) days' notice and of dealing directly with the proposed assignee, subtenant or transferee. If Landlord should fail to notify Tenant in writing of its decision within a fifteen (15) day period after Landlord is notified in writing of the proposed assignment, sublease or other transfer, Tenant shall give a second notice to Landlord, and in the event that Landlord should fail to notify Tenant of it decision within ten (10) days after receipt of the second notice, Landlord shall be deemed to have elected to keep this Lease in full force and effect.

         () Any assignee, subtenant or purchaser of Tenant's interest in this Lease (all such assignees, subtenants and purchasers being hereinafter referred to as "Successors"), by assuming Tenant's obligations hereunder, shall assume liability to Landlord for all rental or other amounts paid to persons other than Landlord by such Successor in consideration of any such sale, assignment or subletting, in violation of the provisions herein. Landlord hereby reserves the right to condition Landlord's consent to any assignment or sublet upon Landlord's receipt from Tenant of a written agreement, in form and substance acceptable to Landlord, pursuant to which Tenant shall pay over to Landlord fifty percent (50%) of all rent or other consideration received by Tenant from any such subtenant or assignee, over the term of the assignment or sublease, in excess of the Base Rental called for hereunder, or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, and after taking into account Tenant's reasonable expenses incurred in connection with such subletting or assignment, including, but not limited to, commissions, retrofit, marketing and legal fees.

         () If Tenant assigns, sublets or makes any other transfer of all or any portion of its interest(s) hereunder, Tenant named in this Lease shall remain directly and primarily responsible for the faithful performance and observance of all of the covenants and obligations on Tenant's part to be performed in this Lease. No assignment or subletting shall affect the continuing primary liability of Tenant hereunder (which, following any assignment or sublet, shall be joint and several with the assignee or subtenant), and Tenant shall not be released from performing any of the terms, covenants and conditions of this Lease.

         () Any assignee or subtenant hereunder shall be bound by and shall comply with all of the terms and provisions in this Lease, including, without limitation, the use restriction set forth in Paragraph 4 herein. As a condition to the effectiveness of any assignment that is permitted hereunder, the assignee shall, by an instrument in writing, assume and agree to perform (for the express benefit of Landlord) the terms hereof; and as a condition to the effectiveness of any sublease that is permitted hereunder, the subtenant shall acknowledge in writing (for the express benefit of Landlord) the existence of this Lease and shall covenant not to do or permit to be done anything that would constitute a breach hereof.

         () Landlord's consent to any one assignment, sublease or other transfer hereunder shall not waive the requirement of its consent to any subsequent assignment, sublease or other transfer as required herein.

         () Tenant shall not advertise (except to real estate brokers) its space for assignment or subletting at a rental rate lower than the rental schedule established from time to time by Landlord for comparable space in International Plaza for a comparable term in the Building or in any other building owned by Landlord in International Plaza. Further, no assignment or subletting shall be made: (i) to any person or entity which shall at that time be a tenant, subtenant or other occupant of any part of the Building or any other building owned by Landlord in International Plaza when Landlord has other comparable space in the Building or in another building in International Plaza available for leasing by Landlord; (ii) to any one who has expressed an interest in leasing space from Landlord or Landlord's agent (directly or through a broker) with respect to space in the Building or in another building in International Plaza during the two (2) months immediately preceding Tenant's request for Landlord's consent; or (iii) to any person or entity for the conduct of business which is not in keeping with the standards and general character of the Building. All rights and options of Tenant hereunder, if any, to expand the Premises, contract the Premises, extend or renew the Term, shorten the Term, and any right of first refusal shall automatically terminate upon the assignment of this Lease or upon sublet of all or any part of the Premises unless Landlord specifically agrees in writing that such rights and options shall continue. Tenant acknowledges that the restrictions on assignments and subleases described herein are a material inducement for Landlord entering into this Lease and shall be enforceable by Landlord against Tenant and against any assignee or subtenant or any other party acquiring an interest in this Lease.

         . Liens.

         Tenant will not permit any mechanic's lien(s) or other liens to be placed upon the Premises, the Building or the Land and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics' or other liens against the Premises, the Building or the Land. In the event any such lien is attached to the Premises, the Building or the Land, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obliged to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be reimbursed by Tenant to Landlord on demand as Additional Rent.

         The interest of Landlord shall not be subject to liens for improvements made by Tenant in and to the Premises. Tenant shall notify every contractor making such improvements of the provisions set forth in the preceding sentence of this paragraph. The parties agree, should Landlord so request, to execute, acknowledge and deliver without charge to Tenant, a Short Form Lease in recordable form in accordance with Chapter 713, Florida Statutes containing a confirmation that the interest of Landlord shall not be subject to liens for improvements made by Tenant to the Premises.

         . Property Insurance.

         Landlord shall maintain fire and extended coverage insurance on the Building and the Premises, such policy(ies) to cover Landlord's interest in the Building and Premises for not less than the full replacement value thereof. Such insurance shall be maintained at the expense of Landlord (as a part of Basic Costs), and payments for losses thereunder shall be made solely to Landlord or the mortgagees of Landlord relative to the Land and the Building (collectively, "Mortgagees"; each, a "Mortgagee"), as their respective interests shall appear. Tenant shall maintain, at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises. Tenant shall, at Landlord's request from time to time, provide Landlord with current certificates of insurance evidencing Tenant's compliance with the terms and requirements of this Paragraph 21 and Paragraph 22 herein. All policies required to be maintained by Tenant under this Paragraph 21 and Paragraph 22 herein shall contain a provision whereby the insurer is not allowed to cancel, fail to renew or change materially the coverage without first giving thirty (30) days prior written notice to Landlord. Tenant shall also obtain the agreement of Tenant's insurers to notify Landlord that a policy is due to expire at least thirty (30) days prior to such expiration.

         . Liability Insurance.

         Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance (occurrence coverage) with respect to the respective activities of each on the Land and in the Building with the premiums thereon fully paid on or before the due date, issued by and binding upon an insurance company authorized to conduct such business in the State of Florida. Such comprehensive general liability insurance to be maintained by Tenant and Landlord under this Paragraph 22 shall afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof; and such comprehensive general liability insurance to be maintained by Tenant shall name Landlord as an additional insured. Such insurance coverage maintained by Tenant also shall include, without limitation, personal injury and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease. Landlord shall not be required to maintain insurance against thefts within the Premises or the Building or on the Land.

         . Indemnities.

         Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, employees, invitees, licensees or any other person entering the Land, the Building Exterior Common Areas, the Building or the Premises under the invitation of Tenant or arising out of a default by Tenant in the performance of its obligations hereunder or arising out of the use and occupancy of the Premises by Tenant. Tenant hereby indemnifies and holds Landlord harmless from all liability and claims for any such damage or injury. Landlord hereby indemnifies and holds Tenant harmless from all liability and claims for damage to property of Tenant incurred or suffered by Tenant or its employees to the extent arising from the negligent acts or omissions of Landlord or any agent or employee of Landlord in or about the Building Exterior Common Areas.

         . Waiver and Waiver of Subrogation Rights.

         Anything in this Lease to the contrary notwithstanding (including, without limitation, Paragraph 23 herein), Landlord and Tenant each hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises or a part thereof, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of the standard fire and extended coverage insurance policies referred to in Paragraph 21 herein, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees. All insurance policies carried with respect to Paragraph 21 herein, if permitted under applicable law, shall contain a provision whereby the insurer waives, prior to loss, all rights of subrogation against Landlord and Tenant.

         . Casualty Damage.

         If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged by such casualty) or in the event any Mortgagee should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such casualty. If, by reason of such casualty, the Premises are rendered untenantable in some material portion, and the amount of time required to repair the damage is reasonably determined by Landlord, by written notice to Tenant within such ninety (90) day period, to be in excess of one hundred eighty (180) days from the date upon which Landlord is required to determine whether to terminate this Lease, then Tenant shall have the right to terminate this Lease by giving Landlord written notice of termination within thirty (30) days after the date Landlord delivers Tenant notice that the amount of time required to repair the damage has been determined by Landlord to be in excess of one hundred eighty (180) days. If Landlord fails to give such notice within such ninety (90) day period, as provided for in the immediately preceding sentence, Tenant shall be entitled to assume that the Landlord believes that the amount of time to complete such repairs will not be in excess of such one hundred eighty
(180) day period and Tenant shall have no rights to terminate this Lease. If Landlord (or Tenant, if applicable) does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition as existed immediately prior to the occurrence of the casualty, except that Landlord's obligation to restore shall not exceed the scope of the work required to be done by Landlord in originally constructing the Building Shell Improvements and installing the Tenant Improvements in the Premises, nor shall Landlord be obligated to restore the Building Shell Improvements or the Premises if the cost of the restoration work required under this Lease and all other leases of space in the Building exceeds the insurance proceeds actually received by Landlord as a result of the casualty. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are untenantable. If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents or employees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense are not covered by insurance proceeds.

         . Condemnation.

         If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or Premises is thus taken or sold and the remaining portion of the Building can no longer be operated as a multi-tenant office building on a financially sound basis, in Landlord's sole opinion, or if any Mortgagee should require that the condemnation proceeds payable as a result of such taking or sale be applied to the payment of the mortgage debt, Landlord (whether or not the Premises are affected by the taking or sale) may terminate this Lease by giving written notice thereof to Tenant, in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale and if a portion of the Premises is affected thereby, the Base Rental payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, except Landlord's obligation to restore shall not exceed the scope of the work required to be done by Landlord in originally constructing the Building Shell Improvements and installing the Tenant Improvements, nor shall Landlord in any event be obligated to restore the Building Shell Improvements or the Tenant Improvements if the cost of the restoration work required under this Lease and all other leases of space in the Building exceeds the amount received by Landlord for such taking. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to and expressly waives all claims to any such compensation. Tenant shall be entitled to make a separate claim against the condemning authority for its personal property and moving expenses provided that such claim does not diminish Landlord's award.

         . Damages from Certain Causes.

         Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other Force Majeure Matter. Nor shall Landlord be liable for any damage or inconvenience which may arise through repair or alteration of any part of the Building or premises. The preceding sentence shall not limit Tenant's rights for the failure of Landlord to complete the Tenant Improvements as provided for in Paragraph 3 of this Lease.

         . Events of Default/Remedies.

         () The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant fails to pay any installment of Base Rental or Additional Rent when due and such failure continues for more than ten (10) days after Tenant is given written notice of such failure (provided, however, Tenant shall not be entitled to such notice and cure period more than twice in any calendar year during the Lease Term); (ii) Tenant fails to comply with any provision of this Lease (other than clauses (iii), (iv), (v), (vi) and (vii) in this Paragraph 28(a)), all of which terms, provisions and covenants shall be deemed material and such failure continues for more than thirty (30) days after Tenant is given written notice of such failure (provided such 30-day notice and cure period for non-monetary defaults shall be decreased or dispensed with, as reasonably required, in cases of emergency or in circumstances where such failure will result in a default by Landlord under other leases of space in the Building); (iii) the leasehold hereunder demised is taken on execution or other process of law in any action against Tenant; (iv)Tenant becomes insolvent or unable to pay its debts as they become due; (v) Tenant takes any action to or notifies Landlord that Tenant intends to file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant's notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; or (vi) a receiver or trustee is appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant. Provided, however, and notwithstanding the foregoing provisions in this Paragraph 28(a), Tenant shall not be entitled to any notice and cure period in connection with Tenant's obligation to vacate the Premises at the end of the Lease Term.

         () Upon the occurrence under this Lease of any event or events of default which are not cured within any applicable grace period by Tenant, whether enumerated in Paragraph 28(a) herein or not, Landlord shall have the option to pursue any one or more of the following remedies: (i) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant's right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease) and relet or attempt to relet the Premises for the account of Tenant and Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain liable for all Basic Rent, Additional Rent or other sums due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any provision of this Lease; (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease, and Tenant agrees to reimburse Landlord on demand for any expense which Landlord may incur in effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action; (iv) accelerate and declare the entire remaining unpaid Basic Rent and Additional Rent for the balance of the Lease Term to be immediately due and payable forthwith, and may, at once, take legal action to recover and collect the same, provided that Tenant shall be entitled to an offset of any rentals received by Landlord from another tenant that occupies the Premises during the term of this Lease for which rental has been accelerated; and (v) exercise all other remedies and seek all damages available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties.

         In the event Landlord elects to re-enter or take possession of the Premises after Tenant's default, Tenant hereby waives notice of such re-entry or repossession and of Landlord's intent to re-enter or take possession. Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 31 herein shall apply with respect to the period from and after the giving of notice of such termination to Tenant. All of Landlord's remedies under this Lease shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or an election of remedies.

         () Any installment of Base Rental and any Additional Rent not paid within ten (10) days following the date when due and payable shall bear interest from the date due until paid at the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum lawful contract rate per annum.


         () This Paragraph 28 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant's right of occupancy, Tenant and Landlord hereby agree that notice, in writing only and delivered in accordance with Paragraph 37 herein, shall be sufficient to evidence and effect the termination therein provided for.

         (e) Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within fifteen (15) days of receipt by Landlord of written notice from Tenant of the alleged failure to perform. Except as otherwise provided in Paragraph 3 herein, in no event shall Tenant have the right to terminate or rescind this Lease or otherwise withhold or abate Basic

Rent or Additional Rent as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere. Tenant hereby waives such remedies for default hereunder and Tenant's remedies for default by Landlord hereunder shall be limited to action for damages and/or injunction.

         . Security Deposit. [Intentionally deleted].

         . Peaceful Enjoyment.

         Tenant shall, and may peacefully have, hold, and enjoy the Premises against Landlord and all persons claiming by and through or under Landlord for the Lease Term, subject to the other terms hereof, provided Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of Landlord's interest hereunder.

         . Holding Over.

         If Tenant remains in possession of the Premises or any part thereof after the expiration or earlier termination of this Lease, whether with or without Landlord's acquiescence, Tenant shall be deemed a tenant at will. In the event of any such holding over by Tenant after the expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant's right of possession pursuant to Paragraph 28(b) herein, Tenant shall, throughout the entire holdover period, pay Base Rental equal to greater of one hundred twenty-five percent (125%) of the Base Rental in effect immediately before the holdover period began or the "Prevailing Market Rate" (to be determined in the same manner as provided for in Paragraph 2 of the Special Stipulations set forth on Exhibit F attached hereto), together with all applicable Additional Rent which would have been applicable had the Lease Term continued through the period of such holding over by Tenant. Tenant shall also remain liable for any and all damages, direct and consequential, suffered by Landlord as a result of any holdover without Landlord's unequivocal written acquiescence. No holding over by Tenant after the expiration of the Lease Term shall be construed to extend the Lease Term.

         . Subordination to Mortgage.

         Provided that Tenant receives an agreement of non-disturbance, Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust, or other lien presently existing or hereafter arising upon the Premises, the Building and/or the Land, and to any renewals, modifications, refinancings and extensions thereof, but Tenant agrees that any such Mortgagee shall have the right (without seeking or obtaining Tenant's consent) at any time to subordinate such mortgage, deed of trust or other lien to this Lease. Tenant agrees to cooperate and execute and deliver such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request within fifteen (15) days of the date of such request.

         . Estoppel Certificate.

         Tenant agrees that it will, from time to time upon request by Landlord and within fifteen ( 15) days of such request, cooperate and execute and deliver to such persons as Landlord shall request an estoppel certificate in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that this Lease is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that, to the best knowledge of Tenant, Landlord is not in default hereunder (or if Tenant alleges a default, stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require. In the event that Tenant should fail to execute any such estoppel certificate promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney-in-fact to execute such estoppel certificate in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest.

         . Attorneys' Fees.

         In the event either party defaults in the performance of any of the terms of this Lease and the other party employs attorney(s) in connection therewith, the defaulting party agrees to pay the prevailing party's reasonable attorneys' and paralegals' fees (calculated at such attorneys' reasonable and customary hourly rates and without regard to the amount in controversy) and costs of litigation, whether at the trial level, on appeal or in any bankruptcy or administrative proceedings.

         . No Implied Waiver.

         The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement herein or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy in this Lease provided.

         . Personal Liability.

         The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the equity of Landlord in the Building and the Land, and Tenant agrees to look solely to Landlord's equity in the Building and the Land for recovery of any judgment from Landlord, it being intended that neither Landlord nor the shareholders, parents, affiliates, partners, members, or owners of Landlord shall be personally liable for any judgment or deficiency.

         . Notices.

         Any notice in this Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be served by depositing the same in the United States mail, postpaid and certified or registered and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by prepaid telegram or overnight delivery service (e.g., Federal Express), addressed to the party to be notified at the applicable address stated in the Lease Summary or such other address, notice of which has been given to the other party pursuant to this Paragraph 37. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of five (5) calendar days after it is so deposited. Notice by prepaid telegram or overnight delivery service shall be effective on the first business day after said notice is sent. Notice by facsimile shall be effective on the day sent by facsimile (provided the original is sent by one of the other permitted means).

         . Severability.

         If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law, notwithstanding the invalidity of any other term or provision hereof.

         . Recordation.

         Tenant agrees not to record this Lease; provided, however, Landlord shall execute and deliver a memorandum of this Lease, in recordable form, and suitable to provide record notice of this Lease, if so requested by Tenant.

         . Governing Law and Venue.

         This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Florida and venue for any actions initiated by Landlord or Tenant shall be in Hillsborough County.

         . Force Majeure.

         Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays (except for delays in Landlord's construction and delivery obligation(s) relative to the Premises discussed in the following paragraph) due to any condition, matter or circumstance beyond the reasonable control of Landlord (collectively, "Force Majeure Matters"; each, a "Force Majeure Matter"), including, without limitation, the following: strikes; defaults or failures to perform by contractors or subcontractors; unavailability of materials; lockouts; acts of God; governmental restrictions, war or enemy action or invasion; civil commotion; insurrection; riot; mob violence; malicious mischief or sabotage; fire or any other casualty; adverse weather conditions or unusual inclement weather; a condemnation; failure of a governmental instrumentality to act in a timely fashion; any litigation or other legal proceeding which delays the approval of plans or the issuance of any grading or building permit for construction, including, without limitation, the issuance of an injunction enjoining such approval and/or issuance, as the case may be; any law, order or regulation of any governmental, quasi-governmental, judicial or military authority; or other similar cause.

         Any reasonable delays due to acts of God, war or enemy action or invasion; civil commotion; insurrection; riot, mob violence; malicious mischief or sabotage (provided that reasonably adequate security is in place); fire, earthquake, lightning, tropical storms or hurricanes shall be referred to in this Lease as "Construction Force Majeure Matters." Landlord shall provide written notice to Tenant at the time that a Construction Force Majeure Matter(s) has occurred for which a delay will be claimed by Landlord.

         . Time of Performance.

         Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

         . Transfers by Landlord.

         Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building and property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations, except those obligations of Landlord with respect to which a default exists as of the effective date of such transfer or assignment.

         . Commissions.

         Landlord warrants and represents to Tenant that Landlord has not engaged or contracted with any person, firm or entity to serve or act as a broker, agent or finder, other than Broker (if any), for the purpose of leasing the Premises or in regard to this Lease. Tenant warrants and represents to Landlord that Tenant has not engaged, contracted with or dealt with any person, firm or entity (other than Broker, if any) to serve or act as a broker, agent or finder, for the purpose of leasing the Premises or in regard to this Lease. Landlord agrees to be solely responsible for the payment of any commission to Broker (if any) relating to this Lease pursuant to a separate agreement between Landlord and Broker (if any). Tenant shall and does hereby indemnify and hold harmless Landlord from and against any claim for any consulting fee, finder's fee, commission, or like compensation, including reasonable attorneys' fees in defense thereof, payable in connection with this Lease and asserted by any party arising out of any act or agreement by Tenant, excluding the commission payable by Landlord to Broker (if any) as described above.

         . Effect of Delivery of this Lease.

         Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and such delivery does not constitute an offer to Tenant or an option in favor of Tenant. This Lease shall not be effective until an original executed by both Landlord and Tenant is delivered to and accepted by Landlord.

         . Real Estate Investment Trust.

         During the Lease Term, should a real estate investment trust become Landlord hereunder, all provisions of this Lease shall remain in full force and effect except as modified by this Paragraph 46. If Landlord in good faith determines that its status as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Landlord may request reasonable amendments to this Lease and Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such amendments do not (a) increase the monetary obligations of Tenant pursuant to this Lease or
(b) in any other manner adversely affect Tenant's interest in the Premises.

         . Hazardous Materials.

         () Throughout the Lease Term, Tenant shall not knowingly cause, permit or allow any chemical substances, asbestos or asbestos-containing materials, formaldehyde, polychlorinated biphenyls, and toxic, carcinogenic, radioactive, dangerous or hazardous material, substance, waste, contaminant, or pollutant regulated now or hereafter by any governmental entity or agency (collectively, "Hazardous Materials") to be placed, stored, dumped, dispensed, released, discharged, used, sold, transported, or located on or within any portion of the Premises, the Building or the Land by itself or its servants, agents, employees, contractors, subcontractors, licensees, assignees or subtenants; provided, however, minor quantities of Hazardous Materials may be used or stored in the Premises for cleaning purposes only or in connection with the use of office equipment and the normal operation of Tenant's office only, so long as such quantities and the use thereof are permitted by or are exempt from applicable governmental regulation. Tenant agrees to give Landlord prompt written notice of any discovery, discharge, release or threatened discharge or threatened release of any Hazardous Materials on or about the Premises, the Building or the Land. Tenant agrees to promptly clean up any Hazardous Materials which are placed in the Premises or on the Land by Tenant or its servants, agents, employees, contractors, subcontractors, licensees, assignees or subtenants and to remediate and remove any such contamination relating to the Premises, the Building and/or the Land, as appropriate, at Tenant's cost and expense, in compliance with all applicable laws, ordinances, rules and regulations then in effect and to Landlord's satisfaction, at no cost or expense to Landlord. Additionally, Tenant hereby agrees to indemnify and hold harmless Landlord and Landlord's partners, officers, directors, members, affiliates, employees and agents from and against all loss, cost, damage, liability and expense (including attorneys' fees and expenses) arising from or relating to any Hazardous Materials (other than those permitted above) which are placed in the Premises or the Building or on the Land by Tenant or its servants, agents, employees, contractors, subcontractors, licensees, assignees or subtenants.

         () The terms and provisions in this Paragraph 47 shall survive the termination or earlier expiration of this Lease.

         . Landlord's Right of Relocation. [Intentionally deleted].

         . Evidence of Authority.

         If requested by Landlord, Tenant shall furnish appropriate legal documentation evidencing the valid existence and good standing of Tenant and the authority of any parties signing this Lease to act for Tenant. By signing this Lease on Tenant's behalf, the signatory for Tenant hereby represents the truth of such facts to Landlord.

         . Survival of Obligations.

         Notwithstanding any term or provision in this Lease to the contrary, any liability or obligation of Landlord or Tenant arising during or accruing with respect to the Lease Term shall survive the expiration or earlier termination of this Lease, including, without limitation, obligations and liabilities relating to (i) rent payments, (ii) the condition of the Premises and the removal of Tenant's property, and (ii) indemnity and hold harmless provisions in this Lease.

         . Confidentiality.

         Tenant agrees, on behalf of Tenant and Tenant's employees, agents, contractors, consultants, partners, affiliates, assignees and subtenants, not to disclose the terms of this Lease or the results of any audit of Landlord's books and records under this Lease to any third party except (i) legal counsel to Tenant, (ii) any assignee of Tenant's interest in this Lease or any subtenant of Tenant relative to the Premises (or any portion thereof), (iii) as required by applicable law or by subpoena or other similar legal process, or (iv) for financial reporting purposes.

         . Contractual Landlord's Lien. [Intentionally deleted].

         . Rent a Separate Covenant. Tenant shall not for any reason withhold or reduce Tenant's required payments of Basic Rent and other charges provided in this Lease, it being expressly understood and agreed contractually by the parties that the payment of Basic Rent, Additional Rent, and other charges provided under this Lease is a contractual covenant by Tenant that is independent of the other covenants of the parties under this Lease.

         . Radon.

         As required by Florida Statutes, 404.056(6) 1995, Landlord notifies Tenant as follows:

         "RADON GAS: Radon is a naturally occurring radioactive gas, that when it has accumulated in a building in sufficient quantities, it may present health risk to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your county public health unit."

         . Miscellaneous Provisions.

         The entire agreement, intent and understanding between Landlord and Tenant is contained in the provisions of this Lease and the exhibits attached hereto and any stipulations, representations, promises or agreements, written or oral, made prior to or contemporaneously with this Lease shall have no legal or equitable effect or consequence unless reduced to writing herein or in the exhibits attached hereto. This Lease may not be modified except by a written instrument by the parties hereto. The terms "Landlord" and "Tenant" and all pronouns relating thereto shall be deemed to mean and include corporations, partnerships and individuals as may fit the context, and the masculine gender shall be deemed to include the feminine and the neuter, and the singular number, the plural.

         . Special Stipulations.

         The special stipulations, if any, set forth on Exhibit F attached to this Lease are incorporated herein by reference. If there is no Exhibit F attached to this Lease, there are no such special stipulations. Such special stipulations shall control if in conflict with any of the foregoing provisions of this Lease.

         . WAIVER OF JURY TRIAL.

         THE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES AND/OR BUILDING AND/OR CLAIM OR INJURY OR DAMAGE. IN THE EVENT LANDLORD COMMENCES ANY PROCEEDINGS TO ENFORCE THIS LEASE OR THE LANDLORD/TENANT RELATIONSHIP BETWEEN THE PARTIES OR FOR NON-PAYMENT OF BASIC RENT OF ANY NATURE WHATSOEVER, OR ADDITIONAL MONIES DUE LANDLORD FROM TENANT UNDER THIS LEASE, TENANT WILL NOT INTERPOSE ANY COUNTERCLAIM OF WHATEVER NATURE OR DESCRIPTION IN ANY SUCH PROCEEDINGS. IN THE EVENT TENANT MUST, BECAUSE OF APPLICABLE COURT RULES, INTERPOSE ANY COUNTERCLAIM OR OTHER CLAIM AGAINST SUCH PROCEEDING THE LANDLORD AND TENANT COVENANT AND AGREE THAT, IN ADDITION TO ANY OTHER LAWFUL REMEDY OF LANDLORD UPON MOTION OF LANDLORD, SUCH COUNTERCLAIM OR OTHER CLAIM ASSERTED BY TENANT SHALL BE SEVERED OUT OF THE PROCEEDINGS INSTITUTED BY LANDLORD AND, IF NECESSARY, TRANSFERRED TO A COURT OF DIFFERENT JURISDICTION, AND THE PROCEEDINGS INSTITUTED BY LANDLORD MAY PROCEED TO FINAL JUDGMENT SEPARATELY AND APART FROM AND WITHOUT CONSOLIDATION WITH OR REFERENCE TO THE STATUS OF EACH COUNTERCLAIM OR ANY CLAIM ASSERTED BY TENANT.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

Signed, sealed and delivered         LANDLORD
in the presence of:
                                     CRESCENT RESOURCES, INC.,
                                     a South Carolina corporation


------------------------------       By:
Print Name:                             --------------------------
                                     Name:
------------------------------            ------------------------
                                     Title:                           President
------------------------------             --------------------------
Print Name:
           -------------------                 [CORPORATE SEAL]


                                     TENANT:

                                     OUTBACK STEAKHOUSE, INC.,
                                     a Florida corporation


------------------------------       By:
Print Name:                             --------------------------
                                     Name:
------------------------------            ------------------------
                                     Title:                           President
------------------------------             --------------------------
Print Name:
           -------------------                 [CORPORATE SEAL]

                                    EXHIBIT A

                               Description of Land

         All that certain tract or parcel of land lying and being in the City of Tampa, Hillsborough County, Florida, and being more particularly described as follows:

                                    EXHIBIT B

                             Designation of Premises


See attached Exhibit B-1 and Exhibit B-2.

                                    EXHIBIT C

                          Construction of Improvements

 .        Building Shell Improvements. Landlord, at Landlord's sole cost, shall complete or has completed the following as part of the Building Shell
         Improvements:

                  - 2' x 2' ceiling grid installed at 9' above the finished floor
                  -        2' x 2' tegular acoustical ceiling tile installed
                  -        columns wrapped with drywall
                  - high efficiency 2' x 4, 3 lamp fixtures with 18-cell parabolic lenses and lights at a ratio of one fixture per 75 square feet of Premises Net Usable Area installed
         -        low pressure and medium pressure duct work
                  - interior VAV boxes installed with thermostats at the rate of approximately one (1) per 1,115 usable square feet
                  - perimeter VAV boxes installed to perimeter slot diffusers at the rate of approximately one (1) per 1,115 usable square feet
                  - Building standard fire sprinkler system (in accordance with applicable code requirements), with heads turned up
                  - demising walls: Landlord shall pay for the cost of the demising walls
         -        blinds for exterior windows
         - base building electrical sufficient to accommodate at least 6 watts per foot below ceiling, excluding lighting and HVAC and electrical

 .        Construction Supervision. Landlord shall co-ordinate the design and construction of the Tenant Improvements for Tenant as outlined below in sections 3 through 8 of this Exhibit C. Landlord shall not receive a fee for this construction administration/management service.

 .        Architect. Hellmuth Obata & Kassabaum, Inc. is hereby approved by
         Tenant and Landlord as the architect for the Tenant Improvements and shall hereinafter be referred to as "Tenant Architect". Landlord shall enter into a contract with the Tenant Architect to prepare the Tenant Improvements Plans and Specifications. Landlord shall have the right to use any mechanical, electrical and plumbing architects/engineers required to complete the Tenant Improvement Plans and Specifications.

 .        Preliminary Plans. Tenant shall work with Tenant Architect to prepare a set of design development plans (the "Preliminary Plans") acceptable to Tenant for the interior build out of the Premises by November 1, 1998. Tenant shall submit a signed set of the Preliminary Plans to Landlord for review and approval which shall not be unreasonably withheld or denied. Landlord shall have five (5) business days from receipt of the Preliminary Plans to review and request any changes. In the event that Landlord fails to respond within such five (5) business day period, Tenant shall notify Landlord, in writing, that Landlord has failed to reply. In the event that Landlord fails to respond to this second notice within five (5) business days from receipt of the second notice, Landlord shall be deemed to have approved the Preliminary Plans. If changes are requested during the review period, Tenant shall have fifteen (15) days to work with Landlord and Tenant Architect to modify the Preliminary Plans so they are acceptable to both Landlord and

         Tenant. If Tenant does not approve the Preliminary Plans within this fifteen (15) day period, it shall be considered a Tenant Delay Factor for each day thereafter that the Preliminary Plans have not been approved.

 .        Preliminary Budget. Once the Preliminary Plans have been approved by both Tenant and Landlord, Landlord shall co-ordinate having a construction budget prepared with a detailed line item breakdown of all costs and contractor fees. Such budget shall hereinafter be referred to as "Preliminary Budget". Landlord shall have the Preliminary Budget completed for review by Tenant within fifteen (15) days after the Preliminary Plans have been approved. Tenant shall have fifteen (15) days upon receipt of the Preliminary Budget to review and approve the Preliminary Budget. If Tenant does not respond within the fifteen (15) day review period, the Preliminary Budget shall be considered approved by Tenant. If Tenant does not approve the budget, in writing, Landlord and Tenant shall have thirty (30) days from the date that Tenant informs Landlord of its disapproval to work with Landlord and Tenant Architect to approve the Preliminary Plans accordingly. If Tenant does not approve the Preliminary Budget within this thirty (30) day period, it shall be considered a Tenant Delay Factor for each day thereafter that the Preliminary Budget is not approved.

 .        Tenant Improvement Plans and Specifications. Immediately after the
         Preliminary Plans and Preliminary Budget have been approved by both Tenant and Landlord, Landlord shall direct the Tenant Architect to prepare Tenant Improvements Plans and Specifications. Landlord shall have forty-five (45) days to complete the Tenant Improvement Plans and Specifications complete with finishes and mechanical, electrical and plumbing engineered drawings.

 .        Construction Bid. Landlord shall deliver the completed Tenant
         Improvement Plans and Specifications to three (3) general contractors to obtain bids from each contractor for the construction of the Tenant Improvements in accordance with the Tenant Improvements Plans and Specifications and shall obtain such bids on or before thirty (30) days from the approval of the Tenant Improvements Plans and Specifications. After receipt of such bids, Landlord shall select the contractor that Landlord reasonably believes to be the best for the job, taking into consideration prior experience, price and financial stability. Landlord shall not be obligated to accept the lowest bid. The selected contractor shall hereinafter be referred to as the "Contractor" and the bid submitted by the Contractor shall hereinafter be referred to as the "Final Construction Budget". If the Final Construction Budget is not more than five percent (5%) over the Preliminary Budget, the Final Construction Budget and the Tenant Improvement Plans and Specifications shall be considered approved and Landlord shall be released to submit the Tenant Improvement Plans and Specifications to the Contractor for the construction of the Tenant Improvements. If the Final Construction Budget is six percent (6%) or more than the Preliminary Budget, then Tenant shall have ten (10) days from receipt of such to review the Final Construction Budget to approve or disapprove. If Tenant does not respond within the ten (10) day review period, the Final Construction Budget and Tenant Improvement Plans and Specifications shall be considered approved. If Tenant disapproves the Final Construction Budget, then Tenant shall have thirty (30 ) days to work with Contractor, Tenant Architect and Landlord to modify the Tenant Improvement Plans and Specifications and Final Construction Budget so they are acceptable to Tenant and Landlord. If Tenant does not approve the Final Construction Budget and the Tenant Improvements Plans and Specifications within this thirty (30) day period, it shall be considered a Tenant Delay Factor for each day thereafter that they are not approved.

 .        Change Order. After the approval of the Final Construction Budget and the Tenant Improvement Plans and Specifications, any changes to the Tenant Improvement Plans and Specifications shall be deemed a Change Order. In the event Tenant desires a Change Order, Tenant shall deliver written notice to Landlord. Upon receipt of such written notice, Landlord shall, within four (4) business days, notify Tenant's Contact Person as to the cost of such Change Order and whether such Change Order will cause a Tenant Delay Factor. Upon notice to Tenant's Contact Person, Tenant shall have five (5) days to advise Landlord of either going forward with the Change Order or withdrawing the request for the Change Order. In the event that Tenant fails to respond within such five (5) day period, Tenant shall be deemed to have withdrawn such Change Order request.

                                    EXHIBIT D
                        Cleaning and Janitorial Services

LANDLORD SHALL FURNISH CLEANING AND JANITORIAL SERVICES TO THE PREMISES AS DESCRIBED BELOW:

DAILY (Monday - Friday):

                  - Sweep, dry mop or vacuum, as appropriate, all floor areas; remove material such as gum and tar which has adhered to the floor.

         - Empty and damp wipe all ash trays, waste baskets and containers, remove all trash from the leased premises.

         - Dust all cleared horizontal surfaces with treated dust cloth, including furniture, files, telephones, equipment that can be reached without a ladder.

         - Spot wash to remove smudges, marks and fingerprints from such areas that can be reached without a ladder.

                  -        Clean water fountains, cafeteria tables and chairs.

                  Damp mop all non-resilient floors such as terrazzo and ceramic tile.

         -        Clean freight and passenger elevator cabs and landing doors.

                  - Clean mirrors, soap dispensers, shelves, wash basins, exposed plumbing, dispenser and disposal container exteriors, damp wipe all ledges, toilet stalls and toilet doors.

         -        Clean toilets and urinals with detergent disinfectants.

                  - Furnish and refill all soap, toilet, sanitary napkin and towel dispensers.

                  -        Spot clean carpet stains.

                  - Wash glass in Building directory, entrance doors and frames. Remove all litter from the parking lot and grounds.

WEEKLY:

         -        Dust vertical blinds and louvers.

                  - Spot wash interior partition glass and door glass to remove smudge marks.

         -        Sweep all stairs areas.

         -        Dust all baseboards.

         -        Vacuum or brush all fabric covered chairs.

MONTHLY:

                  -        Scrub and recondition resilient floor areas.

         -        Wash all stairwell landings and treads.

         -        Wash all interior glass both sides.

QUARTERLY:

         - High dust all horizontal and vertical surfaces not reached by nightly cleaning.

         - Vacuum all ceiling and wall air supply and exhaust diffusers and grills.

         -        Wash and polish vertical terrazzo and marble surfaces.

         -        Spot clean carpeted areas.

SEMI-ANNUALLY:

         -        Vacuum drapes, cornices and wall hangings.

         -        Dust all storage areas and shelves and contents.

         -        Damp wash diffusers, grills, and other such items.

ANNUALLY:

         -        Strip and refinish all resilient floors.

         -        Wash all building exterior glass both sides.

         -        Clean light fixtures, reflectors, globes, diffusers and trim.

         - Wash walls in corridors, lounges, classrooms, demonstration areas, cafeterias, break rooms, washrooms.

         - Clean all vertical surfaces not attended to during nightly, weekly, quarterly or semi-annually cleaning.

         Landlord will provide a day porter for use throughout the Building on business days, Monday through Friday.

                                    EXHIBIT E

                              Rules and Regulations

         . Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by any tenant or its officers, agents, servants, and employees, or be used for any purpose other than ingress and egress to and from premises in the Building, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building are prohibited.

         . Plumbing, fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein.

         . No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its discretion. However, the prohibition in the immediately preceding sentence shall not limit or restrict any tenant's right to maintain within the premises occupied by such tenant any signs, directories, posters, advertisements, or notices so long as such items are not visible from the exterior of the premises occupied by such tenant or from the Common Areas of the Building. Landlord shall have the right to remove all unapproved signs without notice to any tenant, at the expense of the responsible tenant.

         . No tenant shall do, or permit anything to be done, in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

         . Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible tenant.

         . Each tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require.

         . All deliveries must be made via the service entrance and service elevator, when provided, during normal working hours. Landlord's written approval must be obtained for any delivery after normal working hours.

         . Each tenant shall cooperate with Landlord's employees in keeping such tenant's premises neat and clean.

         . Each tenant shall not cause or permit any improper noises in the Building, allow any unpleasant odors to emanate from the Premises, or otherwise interfere, injure or annoy in any way other tenants or persons having business with them. However, Landlord acknowledges that, if permitted by the applicable lease, a tenant may operate a food services facility within the premises of such tenant for the sole use and benefit of the occupants of such premises and that such food services facility may emit odors normally associated with the operation of such on-site food services facilities.

         . No animals shall be brought into or kept in or about the Building.

         . When conditions are such that a tenant must dispose of crates, boxes, etc. on the sidewalk, it will be the responsibility of such tenant to dispose of same prior to 7:30 a.m. or after 5:30 p.m.

         . No machinery of any kind, other than ordinary office machines such as typewriters, information processing systems, copy machines, communications equipment and calculators, shall be operated in any premises in the Building without the prior written consent of Landlord, nor shall any tenant use or keep in the Building any inflammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials. No space heaters or fans shall be operated in the Building.

         . No motorcycles or similar vehicles will be allowed in the Building.

         . No nails, hooks, or screws shall be driven into or inserted in any part of the Building, except as approved by Building maintenance personnel. Notwithstanding the foregoing, a tenant may decorate the interior of such tenant's premises at such tenant's sole discretion provided such decorations do not impact the structural integrity of the Building and cannot be seen from the exterior of the Building or from any Common Areas of the Building.

         . Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

         . No food and/or beverages shall be distributed from any tenant's office without the prior written approval of the Building manager. But a tenant may prepare coffee and similar beverages and warm typical luncheon items for the consumption of such tenant's employees and invitees. Furthermore, Landlord acknowledges that, if permitted by the applicable lease, a tenant may operate a food services facility within the premises of such tenant for the sole use and benefit of the occupants of such premises.

         . No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys or access cards or codes shall be furnished by Landlord, and the same shall be surrendered upon termination of the applicable lease, and each tenant shall then give Landlord or Landlord's agent an explanation of the combination of all locks on the doors or vaults. Replacement keys or access cards or codes (i.e., replacements for keys or access cards or codes previously issued by Landlord) shall be obtained only from Landlord, and Tenant shall pay to Landlord (as Additional Rent, within thirty
(30) days after Tenant receives an invoice therefor) the actual costs incurred by Landlord in obtaining and issuing replacement keys or access cards or codes for keys or access cards or codes previously issued.

         . Tenants will not locate furnishings or cabinets adjacent to mechanical or electrical access panels or over air conditioning outlets so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord's access will be for the responsible tenant's account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

         . Each tenant shall comply with reasonable parking rules and regulations as may be posted and distributed by Landlord from time to time.

         . No portion of the Building shall be used for the purpose of lodging rooms.

         . Prior written approval, which shall be at Landlord's sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to the responsible tenant, at the responsible tenant's expense.

         . No tenant shall make any changes or alterations to any portion of the Building without Landlord's prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by licensed contractors and/or workmen.

         . Tenant shall not employ any service or contractor for services or work to be performed in the Building except as approved by Landlord.

         . No tenant, employee or invitee shall go upon the roof of the Building, without prior approval and consent by Landlord.

         . Landlord reserves the right to waive any one of these rules or regulations. With respect to any particular tenant and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to the same or any other tenant. Notwithstanding the foregoing, Landlord shall not selectively enforce the rules or act in a discriminatory manner.

         . Tenant assumes all risks from theft or vandalism and agrees to keep its Premises locked.

         . Landlord reserves the right to amend these rules and regulations or make such additional reasonable rules and regulations it may from time to time deem necessary for the appropriate operation and safety of the Building and their occupants. Tenant agrees to abide by such additional or amended rules and regulations.

         . The following are established as reasonable and usual business for access to the Building: 7:00 a.m. through 7:00 p.m. Monday through Friday, except for January 1 (New Year's Day), the last Monday in May (Memorial Day), July 4 (Independence Day), the first Monday in September (Labor Day), the last Thursday in November (Thanksgiving) and December 25 (Christmas), or as may be modified by Landlord pursuant to any law. Access to the building at any time other than 7:00 a.m. through 7:00 p.m.; Monday through Friday (and on holidays as described above) shall be through utilization of the building card reader access system.

                                    EXHIBIT F

                              Special Stipulations

         . Right of First Refusal. Landlord and Tenant agree that, provided Tenant in is possession of the Premises and is not in default of any of the terms, covenants and conditions of this Lease, Tenant shall have an on-going right of first refusal to lease from Landlord the last remaining 25,000 square feet of space on a Contiguous Multi-Tenant Floor that has not been initially leased by Landlord (the "Additional Premises") on the same terms and conditions that Landlord shall have received and deemed acceptable in a bonafide offer from a third party, except that the term shall be co-terminous with the Lease Term (but in no event less than five (5) years) and the tenant improvement allowance provided for in such offer shall be prorated based upon the term for the Additional Premises. Upon the initial leasing of all space on the Contiguous Multi-Tenant Floor, Tenant shall no longer have a right of first refusal as provided for in this Paragraph 1.

         Tenant shall exercise its right of first refusal by written notice to Landlord within seven (7) business days following receipt of written notice from Landlord containing the terms of the third party's offer, acceptable to the Landlord, for the Additional Premises. In the event that Tenant exercises the right granted herein, Landlord and Tenant shall enter into an amendment to this Lease to incorporate the Additional Premises and to make the necessary adjustments to the Basic Rent and similar provisions to this Lease. In the event Tenant declines to exercise its rights as provided for, or fails to deliver or fails to deliver notice thereof within the time period stipulated above, or fails to execute the requisite amendment of this Lease; this right of first refusal shall lapse and be of no further force and effect as to the instant offer. In the event that the lease for which Tenant declined to exercise its right of first refusal is not executed within six (6) months from the date of written notice, Landlord agrees to again offer such lease to Tenant on the same terms and conditions that have been agreed to by such tenant. This right of first refusal shall not be severed from this Lease or separately sold, assigned, or transferred.

         . Renewal Option. Provided Tenant is in possession of the Premises and is not in default of any term, covenant or condition of this Lease, Tenant shall have the option to renew the term of this Lease for two (2) additional periods of five (5) years each (the "Renewal Term(s)") to commence immediately upon the expiration of the initial Lease Term or the expiration of the first Renewal Term, as applicable, upon the same terms, covenants and conditions as contained in this Lease except that (i) the Base Rental for the first five (5) year Renewal Term shall be equal to one hundred and four percent (104%) of the Base Rental due immediately prior to the first year of the first five (5) year Renewal Term and Base Rental shall increase by four percent (4%) thereafter for each year of the first five (5) year Renewal Term and the Base Rental during the second five (5) year Renewal Term shall be the greater of (a) the Base Rental received under this Lease for the rental year immediately preceding the second five (5) year Renewal Term or (b) the "Prevailing Market Rate"; (ii) there shall be no abatement of rent;(iii) Landlord shall not be obligated to construct, pay for, or grant an allowance with respect to improvements to the premises unless otherwise specifically provided for in this Lease, and (iv) there shall be no further option to renew the Lease Term, except as specifically provided herein. The Prevailing Market Rate shall mean the then current market renewal rental activity for Class A office space in Westshore area of Tampa, Florida.

         In order to exercise the options granted herein, Tenant shall notify Landlord in writing, not less than twelve (12) months prior to the expiration of the initial Lease Term or the first Renewal Term, if applicable, that it is exercising its option to renew the Lease Term. On receipt of such notice for the second five (5) year Renewal Term, Landlord will in writing, not less than thirty (30) days after receipt of a notice from Tenant, notify Tenant what the base rental will be for such Renewal Term. Tenant shall within fifteen (15) days of Landlord of the notice of the Base Rental for such Renewal Term notify Landlord if Tenant accepts or disputes such Base Rental. If Tenant notifies Landlord within the aforesaid fifteen (15) day period that Tenant disputes the Base Rental quoted by Landlord, the parties shall during the following thirty
(30)
days negotiate in good faith to determine the Base Rental for such Renewal Term. If within said thirty (30) day period the parties are unable to agree on the Base Rental, then within ten (10) days thereafter, each party shall select a duly qualified licensed appraiser experienced in appraising commercial property in the vicinity of the Building who will submit appraisals for the Premises within thirty (30) days of their appointment. If the difference between the appraisals is five percent (5%) or less, the Base Rental shall be determined by the average of the two appraisals. If the difference is greater than five percent (5%) then the two appraisers shall select a third qualified appraiser who will submit an appraisal within thirty (30) days following the submission of the first appraisal. The Base Rental shall then be the average of the two closest appraisals. The fees of such appraiser shall be paid by the party appointing the appraiser. The fees of the third appraiser, if any, shall be shared equally by the parties. In the event the Tenant exercises the option, Landlord and Tenant shall execute a modification of this Lease acknowledging said renewal and setting forth the Base Rental.

         Additionally, provided that Tenant is in possession of the Premises and is not in default of any term, covenant or condition of this Lease, Tenant shall have the option of extending the term of the Lease for six (6) months (the "6 Month Option") under the same terms and conditions of this Lease, except that the Base Rental shall be equal to One Hundred Twenty-Five Percent (125%) of the Base Rental immediately due and owing under the Lease at the expiration of the Initial Lease term. In order to exercise the option granted herein, Tenant shall notify Landlord in writing not less than twelve (12) months prior to expiration of the Initial Lease Term that it is exercising the 6 Month Option. In the event Tenant exercises the 6 Month Option and other options to renew the terms of the Lease shall be deemed null and void.

         The options granted in this Section 2 shall be void if at the time of such option Tenant is not in possession of the Premises or is in default of this Lease or Tenant fails to deliver the requisite notice thereof within the time period specified. The options granted herein shall not be severed from the Lease, separately sold, assigned or transferred.

         3. Expansion Option. Subject to the provisions set forth hereinafter, and subject to other tenant's superior rights, Tenant shall have the one time option to lease from Landlord any unleased space on a Contiguous Multi-Tenant Floor (the "Additional Expansion Premises"). In order to exercise this option to lease the Additional Expansion Premises, Tenant must notify Landlord in writing one hundred twenty (120) days prior to the date that such larger space is required by Tenant. The notice from Tenant shall include the size of the Additional Expansion Premises required by Tenant. If the Additional Expansion Premises are available, Landlord shall notify Tenant within thirty (30) days from Tenant's notice.

         The foregoing right to lease the Additional Expansion Premises shall not be severed from this Lease or separately sold, assign or transferred and shall be subject to the following additional conditions, namely:

         (a) the Lease Term for the Additional Expansion Premises shall run currently with the Term of this Lease and shall be for a term of not less than three (3) years;

         (b) the Base Rental for the Additional Expansion Premises shall be equal to the Base Rental provided for in the Lease provided, however, there shall be no free rent and the Tenant Improvement Allowance shall be prorated based upon the length of the term for the Additional Expansion Premises compared to the length of the Lease Term;

         (c) if at the time Tenant exercises its option to lease the Additional Expansion Premises, no event of default shall exist under this Lease;

         (d) that at the time Tenant exercises its option to lease the Additional Expansion Premises, Tenant shall be in occupancy and possession of the Premises;

         (e) Landlord and Tenant shall enter into an amendment to this Lease to incorporate the Additional Expansion Premises and make corresponding modifications to the provisions of this Lease regarding Base Rental and other required modifications; and

         (f) the Additional Expansion Premises are available and not subject to any rights of other tenants.

         4. Exclusive Provision. Landlord hereby agrees not to lease space in the Building to a tenant with a permitted use as a full service, sit down restaurant (not including any delis, sandwich shops, cafe, coffee shop) during the Lease Term.

         5. Interim Space Contribution. In the event that Tenant is forced to move from any space that it is currently occupying, Landlord agrees to contribute toward the actual out of pocket costs of Tenant in relocation to additional space up to, but not in excess, of the sum of $25,000.00. Upon such required relocation, Tenant shall provide documentation from Tenant's current landlord that evidences that Tenant is required to vacate together with copies of invoices documenting the expenses of Tenant in occupying additional space, which such expense shall include rental associated with such additional space. Upon receipt of such documentation acceptable to Landlord, the Landlord will reimburse Tenant for its actual out of pocket expenses up to the sum of $25,000.00 upon Tenant's occupancy of such additional premises.

                                    EXHIBIT G

                          Commencement Date Stipulation

         Pursuant to that certain Lease Agreement (the "Lease) between CRESCENT RESOURCES, INC. (the "Landlord") and (the "Tenant") dated as of________________ 199___, for certain premises in the____________________ Office Building located at__________________________________________________, Landlord and Tenant hereby stipulate and certify that:


         . The Commencement Date under the Lease is expiration date of the Lease Term is _______________, 199___, and the expiration date of the Lease Term is ___________________, ______.

         . Tenant's obligation to pay Rent under the Lease commenced on the Commencement Date.

         The terms and provisions of this Commencement Date Stipulation are hereby incorporated into the Lease and modify any and all provisions to the contrary contained therein.

         Executed under seal as of the _____ day of _______________________, 199__.

                                     TENANT:


                                     a
                                      -------------------------------
[CORPORATE SEAL]

ATTEST:                              By:
                                        -----------------------------

                                     Name:
------------------------------            ---------------------------
                   , Secretary       Title:                          President
-------------------                        --------------------------

                                     LANDLORD:

                                     CRESCENT RESOURCES, INC., a South
                                     Carolina corporation

[CORPORATE SEAL]

ATTEST:                              By:
                                        -----------------------------

                                     Name:
------------------------------            ---------------------------
                   , Secretary       Title:                          President
-------------------                        --------------------------